EXHIBIT 32.2
                                  CERTIFICATION

PURSUANT  TO  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND
(B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C Sec. 1350), the undersigned officer of Entertainment Technologies & Programs, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-QSB for the period ended June 30, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 19, 2003                             /s/  Ronald L. Bianco
                                                    ---------------------
                                                    Ronald L. Bianco
                                                    Principal Accounting Officer


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